EXHIBIT 23(d)

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                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 5th day of February, 1999 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Ariel Capital Management, Inc., an Illinois corporation registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim MidCap Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:
                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

     (a)  perform   research  and  obtain  and  evaluate   pertinent   economic,
statistical, and financial data relevant to the investment policies of the Portfolio;

     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

     (c)  seek  out  specific   investment   opportunities  for  the  Portfolio,
consistent with an overall investment plan approved by the Adviser and the Board;

     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

     (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

     (f) communicate as appropriate to the Adviser the purchases and sales within the Portfolio;

     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

     (i)  maintain  all  records,  memoranda,   instructions  or  authorizations
relating to the acquisition or disposition of investments or other assets of the Portfolio required to be maintained by Sub-adviser;

     (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;

     (k) vote all shares held by the Portfolio.

In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.

The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement. If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

     B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

     The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

                                  Annual Fee        Assets
                                  ----------        ------
                                    .50%             first $25 million
                                    .40%             next $75 million
                                    .30%             over $100 million


Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
         As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

     (c) may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.



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                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                Sales Literature
         The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                   ARTICLE XVI
                                     Notices
         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                            G W CAPITAL MANAGEMENT, LLC


/s/ Jeffrey Engelsman                       By: /s/ David G. McLeod
Name:    Jeffrey Engelsman                  Name:  David G. McLeod
                                            Title: Treasurer
                                            Address: 8515 East Orchard Road
                                                     Englewood, CO  80111
                                                     Attn:  General Counsel

Witness:                            ARIEL CAPITAL MANAGEMENT, INC.


/s/ Krista Tag                                By: /s/ Mellody Hobson
Name:    Krista Tag                           Name: Mellody Hobson
                                              Title: Senior Vice President
                                              Address: 307 North Michigan Avenue
                                                       Chicago, iL 60601
                                                                       Attn:

Witness:                            MAXIM SERIES FUND, INC.


/s/ Beverly A. Byrne                        By: /s/ Douglas L. Wooden
Name:    Beverly A. Byrne                   Name:  Douglas L. Wooden
                                            Title: President
                                            Address: 8515 East Orchard Road
                                                     Englewood, CO  80111
                                                     Attn:  Secretary

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 1st day of December, 1993 by and between The Great-West Life Assurance Company, a Canadian stock life insurance company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Ariel Capital Management, Inc., an Illinois corporation registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim Small Cap Value Fund Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:
                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which agreement is dated April 1, 1982, and as thereafter amended. This advisory agreement and all amendments thereto are hereinafter referred to as "the GWL Agreement". In the GWL Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

     (a)  perform   research  and  obtain  and  evaluate   pertinent   economic,
statistical, and financial data relevant to the investment policies of the Portfolio;

     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

     (c) seek out, present and recommend specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;

     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

     (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

     (f) daily communicate to the Adviser the purchases and sales within the Portfolio;

     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

     (i)   maintain   all   required   records,   memoranda,   instructions   or
authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

     (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio.

         The Adviser will continue to provide all of the services described in the GWL Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
         If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expenses of the Sub-adviser may not be necessarily reduced as a result of the receipt of such supplemental information. The Sub-adviser and the Adviser shall regularly report to the Board when the Sub-adviser has secured or, where time permits, the Sub-adviser intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or disapprove of said research.
         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, a percentage of the assets of the Portfolio (the "NAV Fee") according to the following schedule:

                                    Average Daily
                                    Net Assets                 NAV Fee
                                    ---------------            -----
                                    First $5 million          .03333%
                                    Next $10 million          .02917%
                                    Next $10 million          .02500%
                                    Excess of $25 million     .02083%

This calculation will be based on the average daily net assets of the Portfolio during such month.

     B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
         As described in the GWL Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Sub-adviser for a flat fee in accordance with section A of
Article II hereof, the Sub-adviser need not take such a flat fee into consideration.
         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:


     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

     (c) shall not be amended without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with rendering services hereunder or any losses that may be sustained by reason of the purchase, holding or sale of any security or other asset on behalf of the Fund, except as otherwise provided by law. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         The Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement. The Adviser will notify the Sub-adviser promptly of the receipt of any lawsuit or other claims brought against the Adviser as a result of the Sub-adviser's activities under this Agreement.
         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GWL Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this agreement or the GWL Agreement. The Sub-adviser will notify the Adviser promptly of the receipt of any lawsuit or other claims brought against the Sub-adviser as a result of the Adviser's activities under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws and that such information at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary tomake the statements therein not misleading. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment.
         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.
                                  ARTICLE XIII
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                            THE GREAT-WEST LIFE ASSURANCE COMPANY


/s/ Thomas C. Wilkinson, Jr.                         By: /s/ John T. Hughes

Witness:                            ARIEL CAPITAL MANAGEMENT, INC.


/s/ Mellody Hobson                                   By: /s/ John W. Rogers, Jr.

Witness:                            MAXIM SERIES FUND, INC.


/s/ Beverly A. Byrne                                 By: /s/ Alan R. MacLennan

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated December 1, 1993, as amended (the "Agreement"), and is hereby incorporated into and made a part of the Agreement.

         Effective November 1, 1996, the parties to this agreement shall be Maxim Series Fund, Inc., GW Capital Management, Inc., a Colorado corporation, registered under the Investment Company Act of 1940 ("the Adviser"), and Ariel Capital Management, Inc. ("the Sub-Adviser") whereby the Adviser will act as investment adviser to the Fund according to the terms and conditions set forth in the Agreement and the Great-West Life Assurance Company shall, from and after that date, no longer be a party to said agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.


Witness:                            ARIEL CAPITAL MANAGEMENT, INC.


/s/ Mellody Hobson                   By: /s/ John W. Rogers, Jr.
                                         President

Witness:                            MAXIM SERIES FUND, INC.


/s/ Ruth B. Lurie                      By: /s/ J.D. Motz


Witness:                            GW CAPITAL MANAGEMENT, INC.

/s/ Beverly A. Byrne                  By: /s/ Mark Corbett
                                          President

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated December 1, 1993, by and between GW Capital Management, LLC ("the Adviser"), Ariel Capital Management, Inc. ("the Sub-adviser") and Maxim Series Fund, Inc. ("the Fund") ("the Agreement"), as amended November 1, 1996, and is hereby incorporated into and made a part of the Agreement:

         Effective December 5, 1997, all references to "GW Capital Management, Inc." shall refer instead to "GW Capital Management, LLC," and all references to "GW Capital Management, Inc, a Colorado corporation," shall refer instead to "GW Capital Management, LLC, a Colorado limited liability company, whenever such references appear in the Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.


                                               ARIEL CAPITAL MANAGEMENT, INC.


Attest: /s/ Krista Tag                         By: /s/ Mellody Hobson
Name:    Krista Tag                            Name:  Mellody Hobson
                                               Title: SR Vice President



                                               MAXIM SERIES FUND, INC.


Attest:/s/ Glen R. Derback                        By: /s/ J.D. Motz
Name:    Glen R. Derback                          Name:  J.D. Motz
                                                  Title: President

                                               GW CAPITAL MANAGEMENT, LLC


Attest:/s/ Beverly A. Byrne                    By: /s/ John T. Hughes
Name: Beverly A. Byrne                         Name: J.T. Hughes
                                               Title: President

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 30th day of March , 2001 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Barclays Global Fund Advisors, a corporation organized under the laws of California, registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the "Portfolios") listed in Schedule A attached hereto and commencing on the dates specified therein, as such Schedule may be amended from time to time by mutual written agreement, in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

               A.  Investment   Sub-Advisory   Services.  In  carrying  out  its
obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

               (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;

               (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;

               (c) seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;

               (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

                  (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;
                  (f) communicate as appropriate to the Adviser adequate and timely information on investment related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments ;
                  (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;
                  (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;

               (i) maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;

                  (j) arrange with the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios;
                  (k)      vote all shares held by the Portfolios.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

         If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser
               A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B attached hereto, as such Schedule may be amended from time to time by mutual written agreement.

         Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio). As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of the Fund's general administrative expenses. As stated above, the Subadviser shall not be responsible for the expenses of the Fund, including the following expenses: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Subadviser's overhead and employee costs); fees payable to the Subadviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's Administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders' and other meetings.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                   ARTICLE VI
                         Effectiveness of the Agreement
The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

               (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

               (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;

               (c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and

         (d)      shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least 10 days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Statement.

         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                   Non-Compete

         The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

               (a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business or the Sub-adviser of its affiliates;

               (b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and

               (c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis if the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s). In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.

         The following situations are not subject to the provisions of this
Section XV:

               (a) Customer has a pre-existing relationship with Sub-adviser or an affiliate of Sub-adviser; or

               (b) Sub-adviser or any of its affiliates makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or

               (c) no introduction to Customer is made.

                                   ARTICLE XVI
                                     Notices
         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                                G W CAPITAL MANAGEMENT, LLC


/s/ Beverly A. Byrne                     By:   /s/ David G. McLeod
--------------------------------              ----------------------------------
Name: Beverly A. Byrne                   Name:  David G. McLeod
                                         Title: Treasurer
                                         Address: 8515 East Orchard Road
                                                  Greenwood Village, CO  80111
                                                  Attn:  Secretary



Witness:                                MAXIM SERIES FUND, INC.


/s/ Beverly A. Byrne                     By:   /s/ David G. McLeod
--------------------------------              ----------------------------------
Name: Beverly A. Byrne                   Name:  David G. McLeod
                                         Title:
                                         Address: 8515 East Orchard Road
                                                  Greenwood Village, CO  80111
                                                  Attn:  Secretary


Witness:                                BARCLAYS GLOBAL FUND ADVISORS


 /s/ Heather Minuk                      By:   /s/ Michael E. Fisher
------------------------------              ------------------------------------
Name: Heather Minuk                     Name:  Michael E. Fisher
                                        Title:  Managing Director

                                        By:   /s/ Marcia S. Hayes
                                           -------------------------------------
                                        Name:  Marcia S. Hayes
                                        Title:  Managing Director

                                        Address: 45 Fremont Street
                                                 San Francisco, CA 94105
                                                 Attn:  Legal Department


                                   Schedule A


Commencing on April 1, 2001:
----------------------------
Maxim Stock Index Portfolio
Maxim Index 600 Portfolio
Maxim Index 400 Portfolio
Maxim Growth Index Portfolio
Maxim Value Index Portfolio


Commencing on May 1, 2001:
Maxim Index European Portfolio
Maxim Index Pacific Portfolio

                                   Schedule B


Maxim Stock Index, Index 600, Index 400
Growth Index and Value Index Portfolios:                               First $2.250 billion      0.03%
                                                                       Next $1.000 billion       0.02%
                                                                       Over $3.250 billion       0.01%


Maxim Index European and Index Pacific Portfolios:                     First $200 million        0.10%
                                                                       Next $100 million         0.08%
                                                                       Next $200 million         0.05%
                                                                       Over $500 million         0.03%




                                  AMENDMENT TO
                             SUB-ADVISORY AGREEMENT

         The following amendment is made to the Sub-Advisory Agreement dated April 1, 1998, by and between Maxim Series Fund, Inc. (the "Fund"), GW Capital Management, LLC (the "Adviser"), and Founders Asset Management LLC (the "Sub-Adviser") (the "Agreement"), and is hereby incorporated into and made a part of the Agreement.

     1. Effective May 1, 1999, all references to "Maxim Blue Chip Portfolio" shall refer instead to "Maxim Founders Growth & Income Portfolio" wherever such references shall appear in the Agreement.

     2. Effective the date of this amendment, the following provision will be added as Article XVII of the Agreement:

                                   Non-Compete
         The Adviser and Sub-Adviser acknowledge that, in the course of providing services under this Agreement, Sub-Adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as result of such introduction, may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-Adviser agrees:

     (a) not to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-Adviser receives as result of providing services under this Agreement in non-Maxim business of Sub-Adviser or any of its affiliates;

     (b) not to attempt to contact the Customer without prior notification to the Adviser; and

     (c) not to knowingly attempt to sell any mutual funds affiliated with Sub-Adviser directly to Customer on a stand-alone basis while Maxim Series Fund Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).

         In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-Adviser is not subject to any of the foregoing terms and conditions.

         For purposes of this Section, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

         For purposes of this Section, introduction shall mean inclusion of the Portfolio (which is the subject of this Agreement) in the defined contribution product offered to Customer for that Customer's consideration.

         The following situations are not subject to the provisions of this
Section:

(a)      Customer has a pre-existing relationship with Sub-Adviser; or
(b) Sub-Adviser or any of its affiliates makes other funds or sub-advisory services available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or
(c)      no introduction to Customer is made.
         The Adviser shall notify the Sub-Adviser in writing of all Customers to which the foregoing restrictions apply.

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate this 27th day of September, 1999, in their names and on their behalf by and through their duly authorized officers.

                                           MAXIM SERIES FUND, INC.

Attest:  /s/ Beverly A. Byrne              By:  /s/ James D. Motz
Name:  Beverly A. Byrne                    Name:  James D. Motz
                                           Title:    President


                                           FOUNDERS ASSET
                                           MANAGEMENT LLC

Attest:  /s/ Kenneth R. Christoffersen     By: /s/ David L. Ray
Name:  Kenneth R. Christoffersen           Name:  David L. Ray
                                           Title: SR Vice President -
                                                  Administration


                                           GW CAPITAL MANAGEMENT, LLC.

Attest: /s/ David G. McLeod                By:  /s/ John T. Hughes
Name:  David G. McLeod                     Name:  John T. Hughes
                                           Title:    President

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 3rd day of March, 1997 by and between G W Capital Management, Inc., a Colorado corporation, registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), INVESCO Trust Company, a Colorado trust company registered as an Investment Adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim INVESCO Balanced Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

     (a)  perform   research  and  obtain  and  evaluate   pertinent   economic,
statistical, and financial data relevant to the investment policies of the Portfolio;

     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

     (c)  seek  out  specific   investment   opportunities  for  the  Portfolio,
consistent with an overall investment plan approved by the Adviser and the Board;

     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

     (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

     (f) communicate as appropriate to the Adviser the purchases and sales within the Portfolio;

     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

     (i)   maintain   all   required   records,   memoranda,   instructions   or
authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

     (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;

     (k) vote all shares held by the Portfolio.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
         If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.
         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

                                Annual Fee       Assets
                                ------ ---       ------
                                    .50%             first $25 million
                                    .45%             next $50 million
                                    .40%             next $25 million
                                    .35%             over $100 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
         As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by (i) the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; (ii) the shareholders of the Portfolio in accordance with the 1940 Act, and (iii) the Merger of AIM Management Group Inc. and INVESCO PLC pursuant to the Merger Agreement of November 4, 1996 is consummated and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:


     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

     (c) may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.



                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.



                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                Sales Literature
         The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                   ARTICLE XVI
                                     Notices
         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                            G W CAPITAL MANAGEMENT, INC.
/s/ Beverly A. Byrne                        /s/ David G. McLeod
                                            Address: 8515 East Orchard Road
                                                     Englewood, CO  80111
                                                     Attn:  General Counsel



Witness:                            INVESCO TRUST COMPANY
/s/ Glen A. Payne                   /s/ Dan J. Hesser
                                    Address: 7800 East Union Ave., Suite 800
                                             Denver, CO  80237
                                             Attn:  General Counsel



Witness:                            MAXIM SERIES FUND, INC.
/s/ Irene Tiffan                            /s/ James D. Motz
                                            Address: 8515 East Orchard Road
                                                     Englewood, CO  80111
                                                     Attn:  Secretary

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated March 3, 1997, by and between GW Capital Management, LLC ("the Adviser"), INVESCO Trust Company ("the Sub-adviser") and Maxim Series Fund, Inc. ("the Fund") ("the Agreement") for the Maxim INVESCO Balanced Portfolio and is hereby incorporated into and made a part of the Agreement:

         Effective December 5, 1997, all references to "GW Capital Management, Inc." shall refer instead to "GW Capital Management, LLC," and all references to "GW Capital Management, Inc, a Colorado corporation," shall refer instead to "GW Capital Management, LLC, a Colorado limited liability company, whenever such references appear in the Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.

                                                    GW CAPITAL MANAGEMENT, LLC


Attest:/s/ David G. McLeod                           By: /s/ John T. Hughes
Name: David G. McLeod                                Name: J.T. Hughes
                                                     Title: President

                                                    INVESCO TRUST COMPANY


Attest: /s/ Glen A. Payne                            By: /s/ Dan J. Hesser
Name:    Glen A. Payne                               Name:  Dan J. Hesser
                                                     Title: President



                                                    MAXIM SERIES FUND, INC.


Attest:/s/ Beverly A. Byrne                          By: /s/ J.D. Motz
Name:    Beverly A. Byrne                            Name:  J.D. Motz
                                                     Title: President

                                  AMENDMENT TO

                             SUB-ADVISORY AGREEMENT

         The following amendment is made to the Sub-Advisory Agreement dated March 3, 1997, by and between Maxim Series Fund, Inc. (the "Fund"), GW Capital Management, LLC (the "Adviser"), and INVESCO Trust Company (the "Sub Adviser")(the "Agreement"), as amended December 5, 1997, for Maxim INVESCO Balanced Portfolio, and is hereby incorporated into and made a part of the Agreement.

         Effective May 1, 1999, all references to "INVESCO Trust Company" shall refer instead to "INVESCO Funds Group, Inc.", and all references to "INVESCO Trust Company, a Colorado trust company" shall refer instead to "INVESCO Funds Group, Inc., a Delaware corporation" wherever such references shall appear in the Agreement or the amendments thereto.

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate this 6th day of March, 2001, in theirs names and on their behalf by and through their duly authorized officers.


                                                       GW CAPITAL MANAGEMENT, LLC


Attest: /s/ Beverly A. Byrne                           By: /s/ Mark Corbett
Name:  Beverly A. Byrne                                Name:   Mark Corbett
Title:    Secretary                                    Title:     Vice President


                                                       INVESCO FUNDS GROUP, INC.


Attest: /s/ Glen A. Payne                               By: /s/ Ronald L. Grooms
Name:  Glen A. Payne                                    Name:   Ronald L. Grooms
Title:    Secretary and General Counsel                 Title: Senior Vice President, Treasurer


                                                        MAXIM SERIES FUND, INC.


Attest: /s/ Beverly A. Byrne                            By: /s/ William McCallum
Name:  Beverly A. Byrne                                 Name:   William McCallum
Title:    Secretary                                     Title:  Chairman and President

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 3rd day of March, 1997 by and between G W Capital Management, Inc., a Colorado corporation registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), INVESCO Trust Company, a Colorado trust company registered as an Investment Adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim INVESCO ADR Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

     (a)  perform   research  and  obtain  and  evaluate   pertinent   economic,
statistical, and financial data relevant to the investment policies of the Portfolio;

     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

     (c)  seek  out  specific   investment   opportunities  for  the  Portfolio,
consistent with an overall investment plan approved by the Adviser and the Board;

     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

     (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

     (f) communicate as appropriate to the Adviser the purchases and sales within the Portfolio;

     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

     (i)   maintain   all   required   records,   memoranda,   instructions   or
authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

     (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;

     (k) vote all shares held by the Portfolio.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
         If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.
         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:


                                Annual Fee       Assets
                                ------ ---       ------
                                    .55%             first $50 million
                                    .50%             next $50 million
                                    .40%             over $100 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
         As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.
                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by (i) the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; (ii) the shareholders of the Portfolio in accordance with the 1940 Act, and (iii) the Merger of AIM Management Group Inc. and INVESCO PLC pursuant to the Merger Agreement of November 4, 1996 is consummated, and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                                          Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

     (c) may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                Sales Literature
         The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                   ARTICLE XVI
                                     Notices
         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                            G W CAPITAL MANAGEMENT, INC.
/s/ Beverly A. Byrne                /s/ David G. McLeod
                                    Address: 8515 East Orchard Road
                                             Englewood, CO  80111
                                             Attn:  General Counsel



Witness:                            INVESCO TRUST COMPANY
/s/ Glen A. Payne                   /s/ Dan J. Hesser
                                    Address: 7800 East Union Ave., Suite 800
                                             Denver, CO  80237
                                             Attn:  General Counsel



Witness:                            MAXIM SERIES FUND, INC.
/s/ Irene Tiffan                    /s/ James D. Motz
                                    Address: 8515 East Orchard Road
                                             Englewood, CO  80111
                                             Attn:  Secretary

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated March 3, 1997, by and between GW Capital Management, LLC ("the Adviser"), INVESCO Trust Company ("the Sub-adviser") and Maxim Series Fund, Inc. ("the Fund") ("the Agreement") for the Maxim INVESCO ADR Portfolio and is hereby incorporated into and made a part of the Agreement:

         Effective December 5, 1997, all references to "GW Capital Management, Inc." shall refer instead to "GW Capital Management, LLC," and all references to "GW Capital Management, Inc, a Colorado corporation," shall refer instead to "GW Capital Management, LLC, a Colorado limited liability company, whenever such references appear in the Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.

                                                     GW CAPITAL MANAGEMENT, LLC


Attest:/s/ David G. McLeod                           By: /s/ John T. Hughes
Name: David G. McLeod                                Name: J.T. Hughes
                                                     Title: President

                                                    INVESCO TRUST COMPANY


Attest: /s/ Glen A. Payne                            By: /s/ Dan J. Hesser
Name:    Glen A. Payne                               Name:  Dan J. Hesser
                                                     Title: President



                                                     MAXIM SERIES FUND, INC.


Attest:/s/ Beverly A. Byrne                          By: /s/ J.D. Motz
Name:    Beverly A. Byrne                            Name:  J.D. Motz
                                                     Title: President

                                  AMENDMENT TO

                             SUB-ADVISORY AGREEMENT

     The following amendment is made to the Sub-Advisory Agreement dated March 3, 1997, by and between Maxim Series Fund, Inc. (the "Fund"), GW Capital
Management, LLC (the "Adviser"), and INVESCO Trust Company (the "Sub Adviser")(the "Agreement"), as amended December 5, 1997, for Maxim INVESCO ADR Portfolio, and is hereby incorporated into and made a part of the Agreement.

     Effective May 1, 1999, all references to "INVESCO Trust Company" shall refer instead to "INVESCO Funds Group, Inc.", and all references to "INVESCO Trust Company, a Colorado trust company" shall refer instead to "INVESCO Funds Group, Inc., a Delaware corporation" wherever such references shall appear in the Agreement or the amendments thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate this 6th day of March, 2001, in theirs names and on their behalf by and through their duly authorized officers.


                                                        GW CAPITAL MANAGEMENT, LLC


Attest: /s/ Beverly A. Byrne                            By: /s/ Mark Corbett
Name:  Beverly A. Byrne                                 Name:   Mark Corbett
Title:    Secretary                                     Title:     Vice President


                                                        INVESCO FUNDS GROUP, INC.


Attest: /s/ Glen A. Payne                               By: /s/ Ronald L. Grooms
Name:  Glen A. Payne                                    Name:   Ronald L. Grooms
Title:    Secretary and General Counsel                 Title:     Senior Vice President, Treasurer


                                                        MAXIM SERIES FUND, INC.


Attest: /s/ Beverly A. Byrne                            By: /s/ William McCallum
Name:  Beverly A. Byrne                                 Name:   William McCallum
Title:    Secretary                                     Title:     Chairman and President



                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 3rd day of March, 1997 by and between G W Capital Management, Inc., a Colorado corporation, registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), INVESCO Trust Company, a Colorado trust company registered as an Investment Adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim INVESCO Small-Cap Growth Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

     (a)  perform   research  and  obtain  and  evaluate   pertinent   economic,
statistical, and financial data relevant to the investment policies of the Portfolio;

     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

     (c)  seek  out  specific   investment   opportunities  for  the  Portfolio,
consistent with an overall investment plan approved by the Adviser and the Board;

     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

     (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

     (f) communicate as appropriate to the Adviser the purchases and sales within the Portfolio;

     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

     (i)   maintain   all   required   records,   memoranda,   instructions   or
authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

     (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;

     (k) vote all shares held by the Portfolio.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
         If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.
         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

                                Annual Fee       Assets
                                ------ ---       ------
                                    .50%             first $25 million
                                    .45%             next $50 million
                                    .40%             next $25 million
                                    .35%             over $100 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
         As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by (i) the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; (ii) the shareholders of the Portfolio in accordance with the 1940 Act, and (iii) the Merger of AIM Management Group Inc. and INVESCO PLC pursuant to the Merger Agreement of November 4, 1996 is consummated and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:


     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

     (c) may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.



                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                Sales Literature
         The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                   ARTICLE XVI
                                     Notices
         Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                            G W CAPITAL MANAGEMENT, INC.
/s/ Beverly A. Byrne                        /s/ David G. McLeod
                                            Address: 8515 East Orchard Road
                                                     Englewood, CO  80111
                                                     Attn:  General Counsel



Witness:                            INVESCO TRUST COMPANY
/s/ Glen A. Payne                      /s/ Dan J. Hesser
                                       Address: 7800 East Union Ave., Suite 800
                                                Denver, CO  80237
                                                Attn:  General Counsel



Witness:                            MAXIM SERIES FUND, INC.
/s/ Irene Tiffan                            /s/ James D. Motz
                                            Address: 8515 East Orchard Road
                                                     Englewood, CO  80111
                                                     Attn:  Secretary

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated March 3, 1997, by and between GW Capital Management, LLC ("the Adviser"), INVESCO Trust Company ("the Sub-adviser") and Maxim Series Fund, Inc. ("the Fund") ("the Agreement") for the Maxim INVESCO Small-Cap Growth Portfolio and is hereby incorporated into and made a part of the Agreement:

         Effective December 5, 1997, all references to "GW Capital Management, Inc." shall refer instead to "GW Capital Management, LLC," and all references to "GW Capital Management, Inc, a Colorado corporation," shall refer instead to "GW Capital Management, LLC, a Colorado limited liability company, whenever such references appear in the Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.

                                                    GW CAPITAL MANAGEMENT, LLC


Attest:/s/ David G. McLeod                           By: /s/ John T. Hughes
Name: David G. McLeod                                Name: J.T. Hughes
                                                     Title: President

                                                  INVESCO TRUST COMPANY


Attest: /s/ Glen A. Payne                            By: /s/ Dan J. Hesser
Name:    Glen A. Payne                               Name:  Dan J. Hesser
                                                     Title: President



                                                   MAXIM SERIES FUND, INC.


Attest:/s/ Beverly A. Byrne                          By: /s/ J.D. Motz
Name:    Beverly A. Byrne                            Name:  J.D. Motz
                                                     Title: President

                                  AMENDMENT TO

                             SUB-ADVISORY AGREEMENT

         The following amendment is made to the Sub-Advisory Agreement dated March 3, 1997, by and between Maxim Series Fund, Inc. (the "Fund"), GW Capital Management, LLC (the "Adviser"), and INVESCO Trust Company (the "Sub Adviser")(the "Agreement"), as amended December 5, 1997, for Maxim INVESCO Small-Cap Growth Portfolio, and is hereby incorporated into and made a part of the Agreement.

         Effective May 1, 1999, all references to "INVESCO Trust Company" shall refer instead to "INVESCO Funds Group, Inc.", and all references to "INVESCO Trust Company, a Colorado trust company" shall refer instead to "INVESCO Funds Group, Inc., a Delaware corporation" wherever such references shall appear in the Agreement or the amendments thereto.

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate this 6th day of March, 2001, in theirs names and on their behalf by and through their duly authorized officers.

                                                        GW CAPITAL MANAGEMENT, LLC


Attest: /s/ Beverly A. Byrne                            By: /s/ Mark Corbett
Name:  Beverly A. Byrne                                 Name:   Mark Corbett
Title:    Secretary                                     Title:     Vice President


                                                        INVESCO FUNDS GROUP, INC.


Attest: /s/ Glen A. Payne                               By: /s/ Ronald L. Grooms
Name:  Glen A. Payne                                    Name:   Ronald L. Grooms
Title:    Secretary and General Counsel                 Title:     Senior Vice President, Treasurer


                                                        MAXIM SERIES FUND, INC.


Attest: /s/ Beverly A. Byrne                            By: /s/ William McCallum
Name:  Beverly A. Byrne                                 Name:   William McCallum
Title:    Secretary                                     Title:     Chairman and President




                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 1st day of December, 1993 by and between The Great-West Life Assurance Company, a Canadian stock life insurance company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Templeton Investment Counsel, Inc., a Florida corporation registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the International Portfolio I of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:
                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GWL Agreement". In the GWL Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

     (a)  perform   research  and  obtain  and  evaluate   pertinent   economic,
statistical, and financial data relevant to the investment policies of the Portfolio;

     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

     (c)  seek  out  specific   investment   opportunities  for  the  Portfolio,
consistent with an overall investment plan approved by the Adviser and the Board;

     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

     (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

     (f) communicate as appropriate to the Adviser the purchases and sales within the Portfolio;

     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

     (i)   maintain   all   required   records,   memoranda,   instructions   or
authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

     (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;

     (k) vote all shares held by the Portfolio.

         The Adviser will continue to provide all of the services described in the GWL Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
         If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expenses of the Sub-adviser may not be necessarily reduced as a result of the receipt of such supplemental information. The Sub-adviser and the Adviser shall regularly report to the Board when the Sub-adviser has secured or, where time permits, the Sub-adviser intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or disapprove of said research.
         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, a percentage of the assets of the Portfolio (the "NAV Fee") according to the following schedule:

                                    .70% on the first $25 million in assets
                                    .55% on the next $25 million in assets
                                    .50% on the next $50 million in assets
                                    .40% on all assets over $100 million

This calculation will be based on the average daily net assets of the Portfolio during such month.

     B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
         As described in the GWL Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Sub-adviser for a flat fee in accordance with section A of
Article II hereof, the Sub-adviser need not take such a flat fee into consideration.
         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.
                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:


     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

     (c) shall not be amended without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         The Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement.
         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GWL Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this agreement or the GWL Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.
                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                            THE GREAT-WEST LIFE ASSURANCE COMPANY


/s/ Beverly A. Byrne                                 By: /s/ John T. Hughes

Witness:                            TEMPLETON INVETMENT COUNSEL, INC.


/s/ Elizabeth M. Knoblock                   By: /s/ James R. Wood
Elizabeth M. Knoblock,                      James R. Wood, Senior Vice President
Secretary, Vice President                   and Director
And General Counsel


Witness:                            MAXIM SERIES FUND, INC.


/s/ Beverly A. Byrne                                 By: /s/ Alan R. MacLennan

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated December 1, 1993, as amended (the "Agreement"), and is hereby incorporated into and made a part of the Agreement.

Article III, Section A is amended to read:

         The Advisor, and not the Fund, will pay on the 1st day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

Annual Percentage                                     Monthly Percentage
 .70% on the first $25 million in assets              .0582% on the first $25 million in assets
 .55% on the next $25 million in assets               .0457% on the next $25 million in assets
 .50% on the next $50 million in assets               .0416% on the next $50 million in assets
 .40% on all assets over $100 million                 .0333% on all assets over $100 million

Payment to the Sub-advsier will be made monthly by the Advsier based on the average daily net assets of the Portfolio during each month.

IN WITNESS WHEREOF, the parties hereto have caused this amendment agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized offices as of the 1st day of December, 1993.

Witness:                            THE GREAT-WEST LIFE ASSURANCE COMPANY


/s/ Beverly A. Byrne                                 By: /s/ John T. Hughes

Witness:                            TEMPLETON INVETMENT COUNSEL, INC.


/s/ Elizabeth M. Knoblock                            By: /s/ James R. Wood
And General Counsel


Witness:                            MAXIM SERIES FUND, INC.


/s/ Beverly A. Byrne                                 By: /s/ Alan R. MacLennan

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated December 1, 1993, as amended (the "Agreement"), and is hereby incorporated into and made a part of the Agreement.

         Effective November 1, 1996, the parties to this agreement shall be Maxim Series Fund, Inc., GW Capital Management, Inc., a Colorado corporation, registered under the Investment Company Act of 1940 ("the Adviser"), and Templeton Investment Counsel, Inc. ("the Sub-Adviser") whereby the Adviser will act as investment adviser to the Fund according to the terms and conditions set forth in the Agreement and the Great-West Life Assurance Company shall, from and after that date, no longer be a party to said agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.


Witness:                            MAXIM SERIES FUND, INC.


/s/ Ruth B. Lurie                           By: /s/ J.D. Motz

Witness:                            TEMPLETON INVESTMENT COUNSEL, INC.


/s/ Elizabeth M. Knoblock                   By: /s/ Charles E. Johnson
                                                    Chairman


Witness:                            GW CAPITAL MANAGEMENT, INC.

/s/ Beverly A. Byrne                        By: /s/ Mark Corbett
                                                President

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated December 1, 1993, by and between GW Capital Management, LLC ("the Adviser"), Templeton Investment Counsel, Inc. ("the Sub-adviser") and Maxim Series Fund, Inc. ("the Fund") ("the Agreement"), as amended November 1, 1996 and December 1, 1993, and is hereby incorporated into and made a part of the Agreement:

         Effective December 5, 1997, all references to "GW Capital Management, Inc." shall refer instead to "GW Capital Management, LLC," and all references to "GW Capital Management, Inc, a Colorado corporation," shall refer instead to "GW Capital Management, LLC, a Colorado limited liability company, whenever such references appear in the Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.



                                               MAXIM SERIES FUND, INC.


Attest:/s/ Beverly A. Byrne                    By: /s/ J.D. Motz
Name: Beverly A. Byrne                         Name:  J.D. Motz
                                               Title: President

                                              TEMPLETON INVESTMENT COUNSEL, INC.


Attest: /s/ Karen S. Ciampa                    By: /s/ Charles E. Johnson
Name: Karen S. Ciampa                          Name:  Charles E. Johnson
                                               Title: Chairman


                                               GW CAPITAL MANAGEMENT, LLC


Attest:/s/ David G. McLeod                     By: /s/ John T. Hughes
Name: David G. McLeod                          Name: J.T. Hughes
                                               Title: President

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this 1st day of November, 1994 by and between The Great-West Life Assurance Company, a Canadian stock life insurance company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), T. Rowe Price, a Maryland company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim T. Rowe Price Equity-Income Portfolio (the "Portfolio"), in conjunction with the Adviser, as follows:
                                    ARTICLE I
                                    Preamble
         The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GWL Agreement". In the GWL Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser
         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     A. Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:

     (a)  perform   research  and  obtain  and  evaluate   pertinent   economic,
statistical, and financial data relevant to the investment policies of the Portfolio;

     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;

     (c)  seek  out  specific   investment   opportunities  for  the  Portfolio,
consistent with an overall investment plan approved by the Adviser and the Board;

     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;

     (e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;

     (f) communicate to the Adviser the purchases and sales within the Portfolio on the day after trade date (trade date plus one);

     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;

     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;

     (i)   maintain   all   required   records,   memoranda,   instructions   or
authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;

     (j) vote all shares held by the Portfolio.

         The Adviser will continue to provide all of the services described in the GWL Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
         If, in the judgment of the Sub-adviser, the Portfolio would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expenses of the Sub-adviser may not be necessarily reduced as a result of the receipt of such supplemental information. The Sub-adviser and the Adviser shall regularly report to the Board when the Sub-adviser has secured or, where time permits, the Sub-adviser intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or disapprove of said research.
         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

     A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, a percentage of the assets of the Portfolio (the "NAV Fee") according to the following schedule:

         Annual Fee                                  Assets
         .50%                                        First $20 million in assets
         .40%                                        Next $30 million in assets
         .40%                                        On All assets once total
                                                     assets exceed $50 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month.
         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
         As described in the GWL Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage
         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.
         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Sub-adviser for a flat fee in accordance with section A of
Article II hereof, the Sub-adviser need not take such a flat fee into consideration.
         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser
         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.
         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
         Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.
                                   ARTICLE VI
                         Effectiveness of the Agreement
         The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                   ARTICLE VII
                        Term of the Agreement; Amendment
         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:


     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;

     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;

     (c) shall not be amended without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and

     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping
         The Sub-adviser agrees that all accounts and records which it maintains for the Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser
         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification
         The Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that the Sub-adviser's obligation to indemnify and hold the Adviser harmless extend only to such liability to which the Sub-adviser is subject under Article IX of this Agreement.
         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GWL Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this agreement or the GWL Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents
         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.
         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.
         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law
         This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                                  ARTICLE XIII
                                  Severability
         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts
         This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.


Witness:                            THE GREAT-WEST LIFE ASSURANCE COMPANY


/s/ Beverly A. Byrne                                 By: /s/ R.K. Shaw

Witness:                            T. ROWE PRICE


                                                     By: /s/

Witness:                            MAXIM SERIES FUND, INC.


/s/ Beverly A. Byrne                                 By: /s/ Dennis Low

                                  Amendment to
                             Sub-Advisory Agreement


         The following amendment is made to the Sub-Advisory Agreement dated November 1, 1994, as amended (the "Agreement"), and is hereby incorporated into and made a part of the Agreement.

         Effective November 1, 1996, the parties to this agreement shall be Maxim Series Fund, Inc., GW Capital Management, Inc., a Colorado corporation, registered under the Investment Company Act of 1940 ("the Adviser"), and T. Rowe Price ("the Sub-Adviser") whereby the Adviser will act as investment adviser to the Fund according to the terms and conditions set forth in the Agreement and the Great-West Life Assurance Company shall, from and after that date, no longer be a party to said agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.


Witness:                            MAXIM SERIES FUND, INC.


/s/ Ruth B. Lurie                                     By: /s/ J.D. Motz

Witness:                            T. ROWE PRICE


/s/ Darrell N. Braman                                By: /s/ Nancy M. Morris


Witness:                            GW CAPITAL MANAGEMENT, INC.

/s/ Beverly A. Byrne                                 By: /s/ Mark Corbett
                                    President

                                  Amendment to
                             Sub-Advisory Agreement


     The following amendment is made to the Sub-Advisory Agreement dated June 30, 1997 by and between GW Capital Management, LLC ("the Adviser"), T. Rowe Price Associates, Inc. ("the Sub-adviser") and Maxim Series Fund, Inc. ("the Fund") ("the Agreement"), as amended November 1, 1996 and is hereby incorporated into and made a part of the Agreement:

     Effective December 5, 1997, all references to "GW Capital Management, Inc." shall refer instead to "GW Capital Management, LLC," and all references to "GW Capital Management, Inc, a Colorado corporation," shall refer instead to "GW
Capital Management, LLC, a Colorado limited liability company, whenever such references appear in the Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.



                                                  GW CAPITAL MANAGEMENT, LLC


Attest:/s/ David G. McLeod                 By: /s/ John T. Hughes
Name: David G. McLeod                      Name: J.T. Hughes
                                           Title: President


                                                  T. ROWE PRICE ASSOCIATES, INC.


Attest: /s/ Kathleen Hussey                By: /s/ Nancy M. Morris
Name: Kathleen Hussey                      Name:  Nancy M. Morris
                                           Title: Vice President


                                                  MAXIM SERIES FUND, INC.


Attest:/s/ Beverly A. Byrne                By: /s/ J.D. Motz
Name: Beverly A. Byrne                     Name:  J.D. Motz
                                           Title: President

                                  AMENDMENT TO
                             SUB-ADVISORY AGREEMENT

         The following amendment is made to the Sub-Advisory Agreement dated November 1, 1994, by and between Maxim Series Fund, Inc. (the "Fund"), GW Capital Management, LLC (the "Adviser"), and T. Rowe Price Associates, Inc. (the "Sub-Adviser") (the "Agreement"), as amended December 5, 1997, and November 1, 1996, for the Maxim T. Rowe Price Equity-Income Portfolio, and is hereby incorporated into and made a part of the Agreement.

          Effective the date of this amendment, the following provision will be added as Article XV of the Agreement:

                            Confidential Information

         Sub-Adviser and Adviser agree that each of them will treat as confidential all facts, circumstances, information, data, plans, projects and technical or commercial knowledge gained in relation to the other party, or received from the other party, in particular, information relating to the defined contribution business including, but not limited to, customers, employees, suppliers, servicing methods, programs, strategies and related information ("Confidential Information"). Information in the public domain, through no wrongful action on the part of either party, shall not be considered Confidential Information. Sub-Adviser and Adviser undertake to each other that they will not disclose Confidential Information to any third parties or to Sub-Adviser's or Adviser's affiliates and neither company will use such Confidential Information obtained from the other company to directly compete with the company except a company may disclose the Confidential Information in the following limited circumstances: (i) to their legal advisers, (ii) with the prior written consent of the other party, (iii) as required by law, or (iv) as necessary to gain or retain regulatory approvals. Prior to any disclosure under the foregoing subsections (iii) and (iv), the party intending such disclosure shall first notify the other party to allow such other party a reasonable opportunity to seek an appropriate protective order. The parties further agree that Confidential Information shall not be commercially exploited by or on behalf of either party.

         For purposes of this Section, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

         IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate this 28th day of December, 1999, in their names and on their behalf by and through their duly authorized officers.

                                                MAXIM SERIES FUND, INC.

Attest:  /s/ Beverly A. Byrne                   By:  /s/ J.D. Motz
Name:  Beverly A. Byrne                         Name:  James D. Motz
                                                Title:    President


                                                T. ROWE PRICE
                                                ASSOCIATES, INC.

Attest:  /s/ Wendy Randall                      By: /s/ Darrell N. Braman
Name:  Wendy Randall                            Name:  Darrell N. Braman
                                                Title:  Vice President


                                                GW CAPITAL MANAGEMENT, LLC.

Attest:  /s/ David G. McLeod                    By:  /s/ John T. Hughes
Name:  David G. McLeod                          Name:  John T. Hughes
                                                Title:    President

                                  Amendment to
                             Sub-Advisory Agreement


     The following amendment is made to the Sub-Advisory Agreement dated June 30, 1997, by and between GW Capital Management, LLC ("the Adviser"), T. Rowe Price Associates, Inc. ("the Sub-adviser") and Maxim Series Fund, Inc. ("the Fund") ("the Agreement") for the Maxim MidCap Growth Portfolio and is hereby incorporated into and made a part of the Agreement:

     Effective December 5, 1997, all references to "GW Capital Management, Inc." shall refer instead to "GW Capital Management, LLC," and all references to "GW Capital Management, Inc, a Colorado corporation," shall refer instead to "GW
Capital Management, LLC, a Colorado limited liability company, whenever such references appear in the Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this amending agreement to be executed in duplicate, in their names and on their behalf by and through their duly authorized officers.

                                                  GW CAPITAL MANAGEMENT, LLC


Attest:/s/ David G. McLeod                        By: /s/ John T. Hughes
Name: David G. McLeod                             Name: J.T. Hughes
                                                  Title: President

                                                  T. ROWE PRICE ASSOCIATES, INC.


Attest: /s/ Kathleen Hussey                       By: /s/ Nancy M. Morris
Name:    Kathleen Hussey                          Name:  Nancy M. Morris
                                                  Title: Vice President



                                                  MAXIM SERIES FUND, INC.


Attest:/s/ Beverly A. Byrne                       By: /s/ J.D. Motz
Name:    Beverly A. Byrne                         Name:  J.D. Motz
                                                  Title: President